EXHIBIT 10.2

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Amendment

No. 5983.A.017

between

AT&T Services, Inc.

and

MobileIron, Inc.

AMENDMENT NO. 17

TO

AGREEMENT NO. 5983.C

After all Parties have signed, this Amendment is made effective as of the last date signed by a Party (“Effective Date”) and is between MobileIron, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Agreement No. 20100106.054.C (subsequently renumbered as 5983.C) on April 22, 2010 (as subsequently amended, the “Agreement”) ;

WHEREAS, Supplier and AT&T desire to amend the Agreement as hereinafter set forth

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

1.	Section 3.30, titled “Price Revisions,” in the Agreement is hereby deleted and replaced in its entirety with a new Section 3.30 bearing the same title, as follows:

3.30 Price Revisions

 Upon [***] written notice to AT&T, such notice to provide sufficient particularity for AT&T to understand the change that the Supplier may make, Supplier may change [***], such changes to be memorialized through a new [***] emailed to AT&T. That new [***] shall [***] supersede and replace the [***] in Appendix B as the then-current [***] following [***]. Orders received by Supplier prior to [***] will be [***].  Upon request, Supplier will [***].  In the event that [***],  [***].  Regarding Orders placed after the effective date of Amendment 17 to the Agreement, Supplier will [***].   For [***], Supplier will [***].  For [***], AT&T may [***].  MobileIron shall provide the [***] to AT&T, at jackie.klock@att.com with a copy to tony.mazraai@att.com or such other person(s) as AT&T may designate from time to time.

2.    Section 3.29, titled “Ownership of Work Product,” is hereby deleted and replaced in its entirety with a new Section 3.29, titled “Incidental Development and Reservation of Rights,” as follows:

3.29  Incidental Development and Reservation of Rights.

a.

Incidental Development.  The parties do not currently anticipate that there will be any Paid-For Development under this Agreement (including under any subordinate agreement, SOW or Order hereunder). Any Paid-For Development should be negotiated and performed under a standalone, separate written agreement mutually executed by the Parties. In the event, however, AT&T is charged monies for any development, enhancement or modification performed by or on behalf of Supplier under this Agreement (“Paid-For Development”), Supplier shall assign and hereby assigns to AT&T all right, title and interest in such Paid-For Development.  (In no event shall Paid-For Development include Items i) owned by Supplier to the extent and in the form they existed prior to the date Supplier began any work under this Agreement, ii) to the extent developed by Supplier independently of any work performed under this Agreement, or iii) to the extent that they constitute Mere Reconfigurations.  AT&T’s payment of Supplier’s standard license fees, standard installation fees, or standard maintenance-and-support fees shall not be deemed a payment triggering Paid-For Development.)  Thereafter, Supplier may request that AT&T assign back to Supplier such right, title and interest, and AT&T shall not unreasonably withhold its agreement to make such assignment, provided however that, in the event AT&T does agree to make such assignment, Supplier agrees to (1) grant AT&T and its affiliates a perpetual, irrevocable, royalty-free, world-wide, non-exclusive license to (a) make, copy, use, import, create derivative works of, sell, offer to sell, disclose, distribute and otherwise exploit the Paid-For Development in AT&T’s and its affiliates’ present and future business operations, and (b) sublicense others to do these same activities on AT&T’s behalf (such sublicense including, without limitation, the right of AT&T customers to use AT&T products and services), and (2) pay AT&T, in compensation for the assignment, an amount equal to the monies  AT&T previously paid to Supplier for such Paid-For Development.  Any such assignment to Supplier, along with the attendant license and reimbursement to AT&T and its affiliates, shall be made in a separate written, mutually executed, agreement.

b.

Reservation of Rights.
Other than as to Paid-For Development, or as provided elsewhere in this Agreement, Supplier is not transferring or granting to AT&T any right, title or interest, or granting AT&T or its customers any license or permissions (other than those related to distributing or making use of Items provided by or on behalf of Supplier) in or to any or all Items provided by or on behalf of Supplier.   Notwithstanding any other provision in this Agreement, AT&T is not transferring or granting to Supplier any right, title, or interest in or to (or granting to Supplier any license or other permissions in or to) any or all:  a) Items created by or on behalf of AT&T or directly or indirectly provided to Supplier (in any form, including, without limitation, verbally) by or on behalf of AT&T or its third party providers (“AT&T Provided Items”);  b) Paid-For Development; or c)

Intellectual Property Rights, including, without limitation, any Intellectual Property Rights in or to any AT&T Provided Items or Paid-For Development.  AT&T Provided Items and Paid-For Development shall constitute AT&T Information under this Agreement.

c.	Definitions.

1. “Items” shall mean any or all inventions, discoveries, ideas (whether patentable or not), and all works and materials, including but not limited to products, devices, computer programs, source codes, designs, files, specifications, texts, drawings, processes, feedback, data or other information or documentation in preliminary or final form, and all Intellectual Property Rights in or to any of the foregoing.

2. “Intellectual Property Rights” means all patents (including all reissues, divisions, continuations, and extensions thereof) and patent applications, trade names, trademarks, service marks, logos, trade dress, copyrights, trade secrets, mask works, rights in technology, database rights, know-how, rights in content (including but not limited to performance and synchronization rights), or other intellectual property rights, protected under the laws of any domestic or foreign governmental authority having jurisdiction.

3. “Mere Reconfigurations” means those specific reconfigurations of Supplier’s pre-existing software performed by Supplier under this Agreement, but only to the extent that such reconfiguration does not add any features, functionality, or capabilities.

3.A new Section 3.47, titled “ Offshore Work Permitted Under Specified Conditions,” is hereby added to the Agreement, as follows:

3.47 Offshore Work Permitted Under Specified Conditions

a.

Supplier shall not perform any Services under this Agreement or allow such performance by any Supplier affiliate or Subcontractor (hereinafter Supplier, its affiliates and Subcontractors are individually referred to as a  “Supplier Entity” or collectively as the “Supplier Entities”) [***] unless AT&T consents to [***].  In the event of such consent, [***]. Prior to Supplier’s  [***], AT&T must consent to  [***].  [***].  The requirements of this Section shall be in addition to the Sections entitled “Assignment and Delegation,” “Material and Services Provided by Others” and “Use of Subcontractors”.

b.	[***].
c.	Supplier’s compliance with this Section, and all Services performed [***], shall be subject to [***].
d.

Supplier acknowledges that AT&T is constantly reviewing the security requirements for AT&T’s networks, systems and applications, and access to AT&T Information or Supplier Entity storage of AT&T Information. As a condition to AT&T approving this Agreement and granting Supplier Entity access to AT&T’s non-public, firewall-protected networks, systems, and applications, or granting Supplier Entity access to AT&T Information or allowing Supplier Entity to store AT&T Information, Supplier agrees that [***].  In the event that [***].

e.

Prior to interconnecting with, or otherwise accessing the AT&T internal company network, or doing any other work at an Offshore Location, Supplier must be in compliance with all AT&T requirements for such interconnection, access or other Services as agreed in writing by the parties.

f.	Any Services under this Agreement performed by a Supplier Entity [***] in accordance with Subsection “a” of this Section shall be [***].
g.

When AT&T has [***],  Supplier shall [***].  Nothing contained within this Agreement is intended to extend, nor does it extend, any rights or benefits to any Subcontractor, and no third party beneficiary right is intended or granted to any third party hereby.

h.	Supplier shall advise AT&T as early as possible prior to [***]. AT&T may, but shall not be obligated to, [***]. [***].
i.

Supplier’s work involving providing support activities (specifically, sustaining support) for AT&T and/or AT&T customers related to Supplier products (including software) [***] including the following:

1.	[***];
2.	[***];
3.	[***]; and
4.	[***].
5.	[***].

In the event that AT&T identifies [***], then AT&T may [***].  If Supplier [***], then AT&T [***].  Upon [***], AT&T [***].

4.  A new Appendix K, titled  “Offshore Locations,” is hereby added to the Agreement in the form attached to this Amendment

5.  Section 4.28, titled “AT&T Supplier Information Security Requirements (SISR),” in the Agreement is hereby deleted and replaced in its entirety with  a new Section 4.28 bearing the same title, as follows:

4.28. AT&T Supplier Information Security Requirements (SISR)

Supplier agrees to comply with the AT&T Supplier Information Security Requirements (SISR) set forth in Appendix O attached hereto and incorporated by reference herein. Supplier agrees to cooperate with AT&T to complete checklists or similar documentation as AT&T may reasonably request to demonstrate that Software and/or computer systems Supplier develops, designs, supports and/or uses under this Agreement that are subject to SISR comply with the standards and requirements set forth in SISR. [***].

6. Appendix O in the Agreement, titled “Supplier Information Security Requirements (SISR)”, is replaced in its entirety with Appendix O bearing the same title, in the form attached to this Amendment

7.   A new Section 4.29, titled “General Data Protection Regulation (GDPR),”  is hereby added to the Agreement as follows:

4.29    General Data Protection Regulation (GDPR)

Supplier shall comply with the requirements set forth in Appendix – EU Data Privacy and GDPR Data Processing Obligations attached hereto as Appendix Y:

8.   A new Appendix Y, titled “EU Data privacy and GDPR Data Processing obligations,” is hereby added to the Agreement in the form attached to this Amendment

9. Section 4.5, titled “Customer Information,”  in the Agreement is hereby deleted and replaced in its entirety with a new Section 4.5 bearing the same title as follows:

4.5 Customer Information

a.

  As between Supplier and AT&T, title to all Customer Information and customer proprietary network information (“CPNI”) (as that term is defined in Section 222 of the Communications Act of 1934, 47 U.S.C. §222 (as amended, “Section 222”)) shall be in AT&T.  Except as otherwise provided herein, no license or rights to any Customer Information are granted to Supplier hereunder.

b.Supplier acknowledges that Customer Information received may be subject to certain privacy laws and regulations and requirements, including requirements of AT&T.  Supplier shall consider Customer Information to be private, sensitive and confidential.  Accordingly, with respect to Customer Information, Supplier shall comply with all applicable privacy laws and regulations and requirements, including the CPNI restrictions contained in Section 222.  Accordingly, Supplier shall:

i.not use any CPNI to market or otherwise sell products to AT&T’s customers, except to the extent necessary for the performance of Services for AT&T or as otherwise approved or authorized by AT&T in this Agreement or in writing;

ii.make no disclosure of Customer Information to any party other than AT&T or the applicable Customer , except to the extent necessary for the performance of Services for AT&T or except such disclosure required under force of law; provided that Supplier shall provide AT&T with notice immediately upon receipt of any legal request or demand by a judicial, regulatory or other authority or third party to disclose or produce Customer Information; Supplier shall furnish only that portion of the Customer Information that is legally required to furnish and shall provide reasonable cooperation to AT&T should AT&T exercise efforts to obtain a protective order or other confidential treatment with respect to such Customer Information;

iii.logically separate AT&T Customer Information into any database from other Supplier customer information in Supplier’s databases

iv.not incorporate any data from any of Supplier’s other customers, including Affiliates of AT&T, into AT&T’s customer database;

v.make no use whatsoever of any Customer Information for any purpose except to comply  with the terms of this Agreement,

vi.make no sale, license or lease of Customer Information to any other party;

vii.restrict access to Customer Information to only those employees of Supplier that require access or to perform Services under this Agreement;

viii.prohibit and restrict access or use of Customer Information by any of Supplier’s other customers, Supplier’s Affiliates, or third parties except as may be agreed otherwise by AT&T or the applicable Customer.  ;

ix.promptly return all Customer Information to AT&T upon expiration or termination of this Agreement or applicable schedule or Order, unless expressly agreed or instructed otherwise by AT&T; and

x.immediately notify AT&T upon Supplier’s awareness of (1) any breach of the above-referenced provisions, (2) any disclosure (inadvertent or otherwise) of Customer Information to any third party not expressly permitted herein to receive or have access to such Customer Information,   except that such Customer Information may be provided to third party service providers that provide services that allow the Supplier to provide the Services to or (3) a security breach of Supplier’s systems or network that causes or permits access to Customer Information inconsistent with the above-referenced provisions, and such notice shall include the details of the breach, disclosure.  To the extent permitted by law, Supplier shall fully cooperate with AT&T in determining, as may be necessary or appropriate, actions that need to be taken including, but not limited to, the full scope of the breach, disclosure or security incident, corrective steps to be taken by Supplier, the nature and content of any customer notifications, law enforcement involvement, or news/press/media contact etc., and Supplier shall not communicate directly with any AT&T customer without AT&T’s consent, which such consent shall not be unreasonably withheld.

10.	A new Section 4.30, titled “Derived Information,” is hereby added to the Agreement as follows:

4.30 AT&T Derived Information

a.	Definitions. For purposes of this Section, [***]
b.	Rights and Obligations.
i.	[***]

11.A new Section 4.31, titled  “FOSS,” is hereby added to the Agreement as follows:

4.31 FOSS

a.For purposes of this Section, “FOSS” means [***].

b.[***]

c.Supplier represents and warrants to AT&T: [***].

d.In the event that AT&T notifies Supplier or Supplier becomes aware of [***], then in either case, Supplier shall [***].  Supplier shall promptly notify AT&T of all actions taken by Supplier to [***].  Should AT&T receive notice from any third party alleging acts or omissions which, notwithstanding AT&T’s use of the FOSS for the intent and purposes furnished hereunder, constitute [***], then [***].

The terms and conditions of the Agreement in all other respects remain unmodified and in full force and effect.

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Agreement to be executed, as of the Effective Date.

MobileIron, Inc.	AT&T Services, Inc.
By: /s/ Drew Hallin	By: /s/ Bhaskar Chundru
Printed Name: _Drew Hallin______________	Printed Name: Bhaskar Chundru
Title: _Vice President, Legal____________	Title: Senior Sourcing Manager
Date: April 3, 2019	Date: April 3, 2019